UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(408) 213-0940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2017, Aemetis, Inc. (the “Company”) and its wholly owned subsidiary Aemetis Advanced Products Keyes, Inc. (“AAPK” and together with the Company, the “Guarantors”) entered into a limited guaranty (the “Limited Guaranty”) in favor of Third Eye Capital Corporation (“TECC”), as administrative agent and collateral agent for and on behalf of the noteholders to that certain note purchase agreement, dated July 10, 2017 (the “Note Purchase Agreement”), among Goodland Advanced Fuels, Inc. (the “Borrower”), TECC and the noteholders made a party thereto from time to time (the “Noteholders”).

Pursuant to the Note Purchase Agreement, the Noteholders agreed, subject to the terms and conditions of the Note Purchase Agreement and relying on each of the representations and warranties set forth therein, to make (i) a single term loan to the Borrower in an aggregate amount of fifteen million dollars (the “Term Loan”), with such indebtedness to be evidenced by secured promissory notes issued to each Noteholder (each, a “Term Note”) and (ii) revolving advances not to exceed ten million dollars in the aggregate (the “Revolving Loan” and, together with the Term Loan, the “Loans”), with such indebtedness evidenced by secured promissory notes issued to each Noteholder (each, a “Revolving Note”, and together with the Term Notes, the “Notes”). The interest rate per annum applicable to the Term Loan is equal to ten percent (10%). The interest rate per annum applicable to the Revolving Loans is twelve percent (12%). The maturity date of the Loans (the “Maturity Date”) is July 10, 2019, provided that the Maturity Date may be extended at the option of the Borrower for up to two additional one-year periods upon prior written notice and upon satisfaction of certain conditions and the payment of a renewal fee for such extension. An initial advance under the Revolving Loan shall be made in the amount of $2,250,000 as a prepayment of interest on the Term Loan for the first eighteen months of interest payments.

The Borrower, the Company and AAPK also entered into separate Intercompany Revolving Promissory Notes, dated July 10, 2017 (the “Intercompany Revolving Notes”), pursuant to which the Borrower may, from time to time, lend a portion of the proceeds of the Revolving Loans incurred under the Note Purchase Agreement to a Guarantor.

Additionally, on July 10, 2017 (the “Option Agreement Effective Date”), the Company entered into an option agreement (the “Option Agreement”) with the Borrower and Michael L. Peterson, the sole shareholder of the Borrower (the “Shareholder”), pursuant to which the Shareholder granted to the Company an irrevocable option (the “Option”) to purchase all, but not less than all, of the capital stock of the Borrower (the “Shares”) owned by the Shareholder for an aggregate purchase price equal to $0.01 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and the like, to the extent such adjustments have been consented to by TECC). The Company has no obligation to exercise the Option except as set forth in the Option Agreement.

In consideration for the direct and indirect benefits from the transactions contemplated by the Note Purchase Agreement, the Intercompany Revolving Notes and the Option Agreement, the Guarantors agreed to enter into the Limited Guaranty. Pursuant to the Limited Guaranty, the Guarantors guarantee the prompt payment and performance of all unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to TECC or to any Noteholders in connection with the Note Purchase Agreement (the “Guaranteed Obligations”); provided that prior to the date on which the Option is exercised (the “Aemetis Option Exercise Date”), the aggregate obligations and liabilities of each Guarantor is limited to the sum of (i) the aggregate amount advanced by the Borrower to such Guarantor under and in accordance with the Intercompany Revolving Notes and (ii) the obligation of the Guarantor pursuant to its indemnity and expense obligations under the Limited Guaranty (the “Guaranty Limit”) and provided further that on and after the Aemetis Option Exercise Date, the Guaranty Limit shall no longer apply and the Limited Guaranty shall be construed as excluding the term Guaranty Limit.

The obligations of the Guarantors pursuant to the Limited Guaranty are secured by a first priority lien over all assets of the Guarantors pursuant to separate general security agreements entered into by each Guarantor (such general security agreement entered into by the Company, the “Company Security Agreement” and such general security agreement entered into by AAPK, the “AAPK Security Agreement”). Prior to the Aemetis Option Exercise Date, the secured obligations of the Guarantors are limited to the Guaranteed Obligations and subject to the Guaranty Limit. Additionally, the Company entered into a Pledge Agreement, dated July 10, 2017, with TECC, pursuant to which the Company will pledge the Shares to TECC upon exercise of the Option (such Pledge Agrement, the "Goodland Pledge Agreement").

On July 10, 2017, the Company also entered into a Pledge Agreement (the "AAFK Pledge Agreement") with TECC in conncection with the Limited Waiver and Amendment No. 13 to the Note Purchase Agreement, dated March 1, 2017, by and between Aemetis Advanced Fuels Keyes, Inc., Aemetic Facility Keyes, Inc. the Company, TECC and the Noteholders signatory thereto, pursuant to which the Company pledged and granted a security interest in all of the shares of stock of Aemetis Advanced Biorefinery Keyes, Inc. to TECC.

The foregoing descriptions of the Limited Guaranty, the Note Purchase Agreement, the Company Security Agreement, the AAPK Security Agreement and the Pledge Agreement are qualified in their entirety by reference to the Limited Guaranty, the Note Purchase Agreement, the Company Security Agreement, the AAPK Security Agreement, the AAFK Pledge Agreement, the Goodland Pledge Agreement and the Form of Intercompany Revolving Note attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Limited Guaranty, by and among Aemetis, Inc., Aemetis Advanced Products Keyes, Inc. and Third Eye Capital Corporation, dated July 10, 2017.
Exhibit 10.2	Note Purchase Agreement, by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated July 10, 2017.
Exhibit 10.3	General Security Agreement, by and between Aemetis, Inc., the other grantors from time to time party thereto and Third Eye Capital Corporation, dated July 10, 2017.
Exhibit 10.4	General Security Agreement by and between Aemetis Advanced Products Keyes, Inc., the other grantors from time to time party thereto and Third Eye Capital Corporation, dated July 10, 2017.
Exhibit 10.5
Pledge Agreement, by and between Aemetis, Inc. and Third Eye Capital Corporation on behalf of the Aemetis Advanced Fuels Keyes, Inc. and Aemetis Facility Keyes, Inc. Note Purchase Agreement Noteholders, dated July 10, 2017.

Exhibit 10.6	Pledge Agreement, by and between Aemetis, Inc. and Third Eye Capital Corporation on behalf of the Goodland Advanced Fuels, Inc. Note Purchase Agreement Noteholders dated July 10, 2017.
Exhibit 10.7	Form of Intercompany Revolving Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer
July 14, 2017		(Principal Executive Officer)